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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





         Date of Report (Date of earliest event reported): MAY 19, 2003





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





          DELAWARE                       1-12202                93-1120873
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File Number)          Identification No.)



           13710 FNB PARKWAY                                     68154-5200
            OMAHA, NEBRASKA                                      (Zip Code)
(Address of principal executive offices)



                                 (402) 492-7300
              (Registrant's telephone number, including area code)

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

     99.1   Northern Border Partners, L.P. press release dated May 19, 2003.

ITEMS 9.    REGULATION FD DISCLOSURE.

           Attached as Exhibit 99.1 is a copy of a press release, dated May 19, 2003, announcing Northern Border Partners, L.P.'s launch of a public offering of 2,250,000 units representing limited partner interests, with an over-allotment option of 337,500 units.

           In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Northern Border Partners, L.P.
                                ( A Delaware Limited Partnership)



Dated:   May 19, 2003           By:  Jerry L. Peters
                                     -----------------------------------------
                                     Jerry L. Peters
                                     Chief Financial & Accounting Officer

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                                  EXHIBIT INDEX



Exhibit 99.1 -- Northern Border Partners, L.P Press Release dated May 19, 2003.